UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 1, 2021

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

Registrant is pleased to announce that it is finally gearing up to raise capital to financially close certain targeted acquisitions that it was pursuing over a considerable period of time. Most of these targets are operational or ready to operate except one or two (names kept confidential) but even those plants will be ready in another 4-6 months to begin trial runs and start commercial production. Registrant opines that this is probably the best timing for it to financially close targeted acquisitions and move into operations as they are heavily discounted currently given the pandemic situations prevailing across. Acquiring at these low valuations with redefined operational standards will add deep value not just to the bottom line but its valuations for the Registrant and hence this initiation to quickly raise fund.

Registrant is pursuing the following targeted assets (acquisitions) for an immediate financial closure (mostly within the next 45-90 days time),

(a)

A Five Star Hotel Property in the heart of Bangalore City India that Registrant plans to convert into a Medical Hospital ~~ Total Capital Requirement including expenses needed to secure permissions to convert hotel into hospital premises is approximately around INR 900 Cr (US $ 125 Million) of which INR 550 Cr (US $ 76.39 Million) is needed now to buyout 50% Equity in the company that holds this asset;

(b)

A Five Star Hotel Asset in the City of Pune, India that Registrant plans to convert into a Medical Hospital ~~ Total Capital Requirement including expenses needed to secure permissions to convert hotel into hospital is approximately around INR 300 Cr (US $ 41.67 Million) of which INR 180 Cr (US $ 25 Million) is needed now to buyout 79.41% Equity in the company that holds the asset;

(c)

A Five Star Business Hotel under development by Yash Goenka Group in Mumbai ~~ Capital Investment: INR 288 Cr  (US $ 40 M) to acquire 50% equity in the company that holds the asset;

(d)

INR 540 Cr (US $ 75 M) to organize publicly listed Residential REIT in partnership with Yash Goenka Group of which INR 108 Cr (US $15 M) is needed as immediate capital;

(e)

TruJet Acquisition money and airline expansion into becoming a national carrier, charter, cargo and medical services carrier will need INR 900 Cr (US $125 M) in Phase 1 expansion of which INR 432 Cr (US $60 M) is needed forthwith to zero on liabilities, induct fresh aircrafts and run operations;

(f)

Gold & Rice Distribution as Wealth Management Product distribution in India ~ proposal needs around INR 210 Cr  (US $ 29.17 M) to provide bank guarantee and purchase end mile software;

(g)

Buying out 4,000 to 5,000 Acres (1,600 to 2,000 Hectares) of Coffee Plantations from a coffee chain giant and retaining them as operational managers of the Estate ~~ Capital Requirement INR 450 CR (US $ 62.50 M) of which 50% capital i.e., INR 225 Cr (US $ 31.25 M) is immediately needed to be escrowed – Yes Bank is appointed as Transaction adviser.

(h)

Purchasing 77.77% Equity in the beleaguered companies, owned by DR B.R. Shetty a Billionaire Indian Origin business tycoon from the Middle East, previously worth billions of dollars in market valuations but now deeply besieged due to certain irregularities and restraint orders placed on this businessman renowned very popularly otherwise across India and Middle East.  Registrant is in active talks to buyout equity in his companies invested into Pharma, Tea Estates, Hospitals, Money Exchange and Instant Money Transfer Platform and Real Estate.  Phase 1 Capital Investment needed is about INR 3,120 Cr (US $ 433.33 M) of which initial capital requirement is about INR 1,451 Cr (US $201.52 M). These assets otherwise were potentially valued billions of dollars, considering that Dr. Shetty was estimated to be worth around US $12.9 Billion just in 2018 with his equity ownership in NMC Hospitals, Neo Pharma, UAE Exchange and FINABLR apart from other companies and assets that he owned across.

(i)

Buying equity (% unspecified for confidentiality reasons) in Gen Bio Sciences Inc a company gearing up to produce vaccines and medicines under manufacturing licensing from major vaccine suppliers/medicine producers across the world ~~ Total Phase 1 Capital Requirement: INR 972 Cr (US $ 135 M) of which INR 396 Cr (US $ 55 M) is needed forthwith.

Total Capital Requirement is around INR 8,640 Cr (US $1.2 Billion) including INR 960 Cr  (US $ 133.33 M) towards meeting placement and other issue expenses. Of this Registrant is expecting to currently raise around US $ 600 Million through Regulation S Placement by issuance of 6,000,000 million equity shares at US $100.00 per share. Registrant is quite confident of raising money placing these shares at US $ 100 per share irrespective of a prevailing low current market price of its stock on the OTC floor.  Registrant is not expecting to raise any additional capital in cash by sale of shares but take help of the market valuation of its stock for raising money from banks and institutions for the balance of US $ 600 M.

Registrant is further expecting to forward split its stock at least in 10:1 ratio to address market liquidity and price affordability on the floor. Registrant is further aiming to move the stock onto NYSE listing once its May 31 2021 audited financials are reported and filed with SEC in the next 2 months.

Registrant is considering to raise capital under Regulation S of the US Securities Act 1933 as it is less complex, inexpensive and easy to raise with its deep connectivity in India, ASEA, Middle East and European Markets.  These stocks have a natural restrictive period in the US though tradable abroad and subject to regulatory compliance prior to their registration with SEC to be listed and traded on recognized US Markets.

Registrant’s equity structure under the proposed capital raise and forward split would be as follows:

1.	Current Equity	6,900,000 shares

2.	Shares considered to be added in exchange of settlement	7,500,000 shares
of Debt, Creditors and other Liabilities

3.	Executive Management Options (Additional stocks may get added)	3,600,000 shares
18,000,000 shares

4.	Regulation S Shares to fund Project/Equity/Asset Acquisitions	6,000,000 shares
	TOTAL	24,000,000 shares

Forward split considered 10:1

Post Split, Number of shares would be 240,000,000 shares

Expected Structuring. Registrant shall structure certain specific purpose vehicles into which investment money shall be organized for stock / Asset / Company Purchase, subject to due diligence, adherence to Regulation D & Regulation S guidelines or Reg S integrated with Reg A+ and obtaining of necessary approvals.

Transactions are expected to put the Registrant’s market valuation around $4.8 Billion at a minimum, considering various segments that the Registrant is taking interest into and the deeply discounted values that the Registrant is securing these assets.

Expected Closure.  Due to global pandemic, there is complete uncertainty as to when the lockdown will be lifted.  The terms are hence set forth to complete due diligence at the earliest date.

THERE IS NO GUARANTEE THAT THE TRANSACTIONS WILL CONSUMATE IF THE DUE DILIGENCE FAILS FOR ANY REASON. THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO SUCCESSFULLY ARRANGE MONIES AND CARRY THE TRANSACTIONS THROUGH CLOSURE. THERE IS NO GUARANTEE THAT REGISTRANT WILL BE EARNING THE ANTICIPATED INCOME EVEN IF TRANSACTION CLOSES SUCCESSFULLY. THERE IS NO GUARANTEE THAT SERVICE PROVIDER WILL BE ABLE TO EFFICIENTLY STRUCTURE THE TRANSACTION. NEED MAY ARISE FOR THE ENTITY ORGANIZED IN THE USA TO BE REGISTERED WITH SEC IN WHICH CASE THE TRANACTIONS MAY TURN MORE COMPLEX AND TIME CONSUMING TO HANDLE, FORCING INVESTORS AND/OR TARGET ACQUISITION TO EVEN WALK AWAY FROM THE TRANSACTION.

FAILURE TO CONCLUDE THE TRANSACTION, SHORTFALL OF ANTICIPATED CAPITAL RAISE, FAILURE TO GENERATE INCOME, AND ANY INEFFICIENT STRUCTURING OR VALUATION INCORRECTNESS BY THE ADVISORS SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNITY INVESTMENT LOSS, VALUE AND INCOME THAT THE REGISTRANT OTHERWISE WOULD GAIN IF IT PURSUES SOME OTHER TRANSACTIONS.  IT WOULD ALSO MEAN COMPLETE LOSS OF CAPITAL, INCOME AND OTHER OPPORTUNITY EARNINGS FOR THE INVESTORS.

ANY BUSINESS WILL BE SUBJECT TO RISKS AND THOUGH THE REGISTRANT MAY INTEND TO FORESEE ALL SUCH RISKS FOR MITIGATION, THERE IS A POSSIBILITY THAT CERTAIN RISKS MAY ESCAPE FORESIGHT IN THE CONDUCT OF THE TRANSACTION NOTIFIED THROUGH THIS FILING.

THERE IS NO GUARANTEE THAT MARKET VAUATION WILL HOLD GOOD AND MAY IN FACT BE LOWER THAN ACTUAL CASH INVESTMENTS.

There may be material, seen/foreseen/unseen, listed/unlisted business, management, operations, geographic, economic, financial, legal, technical and other risks associated with the assets and the conduct of business itself even if the Registrant follows enough care in mitigating such risks for conclusion of transaction. Registrant and its affiliates, customers, investors, vendors and any other persons associated with the Registrant including common shareholders and public in interest may have server impact due to the effects that these risks may influence upon the Registrant in its conduct and operations.

FORWARD LOOKING STATEMENTS

This Report on Form 8-K includes both historical and forward-looking statements, which includes information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward-looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

June 1, 2021	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman